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# RESCUEALS OLE | Preserved ALSFRS-R Functional Decline

## Early CNM-Au8 Treatment Impacts Long-Term Function Compared to Original Placebo

### ALSFRS-R Slope Baseline to Week 48



ALSFRS-R Slope Change to Week 48
Random Slopes Model Post Hoc (Baseline to Week 48 [OLE Week 12])
Slope Difference (SE), Points per Month, n=43 (14-July-2022 Data Cut)
Slope Difference Points/Month (SE) 0.364 (0.149) p= 0.0159
Week 48 Difference: 2.6 points
Double-blind Period
OLE Treatment
Study Week (Post-Randomization)
Active
Placebo

### ALSFRS-R Slope Week 60 [OLE Week 24] to Week 120



ALSFRS-R Slope Change in OLE Participants
Random Slopes Model Post Hoc (OLE Week 24 to OLE Week 84 [Week 120])
Slope Difference (SE), Points per Month, n=28 (14-July-2022 Data Cut)
OLE Week 24
Slope Difference Points/Month (SE) 0.397 (0.139) p= 0.0057
Week 120 Difference: 6.0-points
Double-blind Period
Open-label treatment
Study Week (Post-Randomization)
Active to OLE-Active
ex-Placebo to OLE-Active

### ALSFRS-R Slope Summary



ALSFRS-R Rate of Decline (Points per Month)
Random Slopes Model Post Hoc (14-July-2022 Data Cut)
Slope Difference (SE)
Baseline to Week 48
Week 60 to Week 120
Slope Diff (SE) 0.364 (0.149) p = 0.0159
2.6-point difference at Week 48
Slope Diff. (SE) 0.397 (0.139) p = 0.0057
6.0-point difference at Week 120
Worsening
Placebo (BL to Week 48)
Active (BL to Week 48)
Original Placebo (OLE Week 24 to OLE Week 84)
Original Active (OLE Week 24 to OLE Week 84)

- **CNM-Au8 preserved functional decline: ALSFRS-R of 2.6 points at 48 weeks compared to placebo**
- **Early CNM-Au8 treatment preserved long-term ALSFRS-R score by 6.0 points vs. OLE original placebo**

OLE 12-month LPLV data cut of July 14, 2022.

Data on File, Clene Nanomedicine, Inc.

# RESCUEALS OLE | Decreased ALS Time to Clinical Worsening



Rescue-ALS OLE Disease Progression Events
Proportion Event Free by Study Visit (14-July-2022 Data Cut)
Kaplan-Meier Analyses
Probability Event Free
100
75
50
25
Hazard ratio = 0.478
95% Wald CI = 0.225 to 1.015
Log-rank, p = 0.0494
Double-blind Period
Open Label Period
0
12
24
36
48
60
72
84
96
108
120
Weeks
(Post-Randomization)
Original CNM-Au8
Original Placebo

The risk of ALS clinical worsening was decreased ~50% for CNM-Au8 compared to placebo in OLE up-to-120 weeks

Clinical worsening events included:

- Death,
- Tracheostomy,
- Need for non-invasive ventilatory support, or
- Gastrostomy (feeding) tube placement

Clinical worsening events during the OLE period are tracked only in OLE participants

Data on File, Clene Nanomedicine, Inc.

# Demonstrated Significant Impact on Long-Term Survival 60% Decreased Risk of Death through 120 weeks



Long-Term Survival (All-Cause Mortality): Originally Randomized Active vs. Placebo
Interim Analysis (14-July-2022), ITT Population, All Subjects from Randomization
(Long-term vital status including all study withdrawals)
Probability of Survival
100
90
80
70
60
50
40
30
20
10
0
Double-blind period
Hazard Ratio: 0.408
95% Wald CI: 0.177 to 0.944
Log-rank, p = 0.0429
Active
Placebo
0
24
48
72
96
120
Weeks (Post-Randomization)
At Risk (n)
CMM-Au8: 23 23 20 19 13 7
Placebo: 22 20 19 15 11 3

Early CNM-Au8 treatment demonstrated a significant survival benefit:

- Follow-up of active compared to initial placebo randomization*
- 60% decreased risk of death

*9-month delayed treatment start (ex-placebo) or no treatment

Time to all-cause mortality amongst participants originally randomized to CNM-Au8 compared to participants originally randomized to placebo through at least 12-months following the last patient last visit (14-July-2022). Vital status and date of death (as applicable) were captured for all subjects withdrawn from the study. Lost-to-follow-up (active, n=3; placebo, n=1) censored as of the date of last study contact. All OLE ex-placebo CNM-Au8 transitioned participants within the placebo group. All current active OLE subjects are right censored as of 14-July-2022.

Data on File, Clene Nanomedicine, Inc.

# HEALEY ALS Platform Trial

## A Multi-center, Randomized Double-Blind, Placebo-Controlled Clinical Trial Assessing the Efficacy, Safety, Tolerability, Pharmacokinetics, and Pharmacodynamics of CNM-Au8 in Participants with Amyotrophic Lateral Sclerosis

24-Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo)



SCREENING (July 2020)
Week 6
Week 12
Week 18
Week 24
Week 30
Week 36
Week 42
Week 48
Week 54
Week 60
Week 66
Week 72
Week 76
Day -28 to -1
6 WEEKS
EOS
Regimen A (n=160)
Regimen B (n=160)
Regimen C (CNM-Au8) (n=160)
Regimen D (n=160)
End of study or Open Label Extension (up to 52 weeks)
Multiple Independent Regimens with Pooled Placebo
Phone calls at Weeks 2, 12, 20

1° — Change in ALSFRS-R slope adjusted by mortality

Weighted Average of Slope Change & Hazard Ratio

Weighting based on # of Mortality Events

2°
- CAFS (Joint-Rank)
- Slow Vital Capacity
- Survival (Death + PAV)

Exploratory Endpoints

Paganoni et al. Adaptive Platform Trials to Transform Amyotrophic Lateral Sclerosis Therapy Development. Ann Neurol. 2022; 91:165-175.

CLENE NANOMEDICINE

# Survival Signal | >90% Reduced Risk of Death with 30mg

HEALEY ALS Platform Trial

## Shared Placebo Across Regimens

**CNM-Au8 30mg Survival | Adjusted Cox Proportional Hazard**
Full Analysis Set (All Shared Placebo, Regimens A, B, C, D)
% Hazard Reduction at Week 24
(1 - Hazard Ratio, 95% Confidence Interval)



Favors Placebo
Favors CNM-Au8 30mg
Death or Death Equivalent (PAV)
Death Alone
94% Decrease
(Events: 9 vs. 1)
p = 0.042
94% Decrease
(Events: 6 vs. 1)
p = 0.075
-25
0
25
50
75
100
% Risk Reduction (1 - Hazard Ratio)

## CNM-Au8 Regimen Only (Regimen C)

**CNM-Au8 30mg Survival | Adjusted Cox Proportional Hazard**
Efficay Regimen Only Set (Within Regimen Analysis)
% Hazard Reduction at Week 24
(1 - Hazard Ratio, 95% Confidence Interval)



Favors Placebo
Favors CNM-Au8 30mg
Death or Death Equivalent (PAV)
Death Alone
98% Decrease
(Events: 4 vs. 1)
p = 0.028
95% Decrease
(Events: 3 vs. 1)
p = 0.054
-25
0
25
50
75
100
% Risk Reduction (1 - Hazard Ratio)

PAV = Permanently Assisted Ventilation; Prespecified covariate adjustments include: (i) time from symptom onset, (ii) pre-baseline ALSFRS-R slope, (iii) riluzole use, (iv) edaravone use, (v) age. Events (placebo vs. active). p-values are not adjusted for multiple comparisons; exploratory analyses by dose.

No evidence for treatment effect at 24 weeks for either adjusted ALSFRS-R change, CAFS, or SVC (combined 30 & 60 mg doses)

Data on File, Clene Nanomedicine, Inc.

clene NANOMEDICINE

# Time to Clinical Worsening Events

| Death | Permanent Assisted Ventilation | Hospitalization<br>ALS-Related and All-Cause | Feeding Tube Placement | Assisted Ventilation |
|---|---|---|---|---|


Tracheostomy
NIV >22 hours per day

- Time to clinical worsening events were prespecified in the protocol and analysis plan
- p-values provided are uncorrected for multiple comparisons
- Since the primary outcome was negative, the results are hypothesis generating and not confirmatory
- Combined analyses of the 30mg and 60mg doses were prespecified for primary & secondary outcomes

Data on File, Clene Nanomedicine, Inc.

# Delayed Time to ALS Clinical Worsening (Composite)

## Clinical Worsening Composite (Time to First Instance)

- Death
- Tracheostomy
- Permanent Assisted Ventilation (NIV >22 hours per day)
- Feeding Tube Placement

**Reduction in Time to ALS Clinical Worsening (Composite)**
First Instance of Death, Tracheostomy, PAV, or Feeding Tube
Risk Adjusted Cox Proportional Hazard Model (Primary Covariate Model)
**% Hazard Reduction to Week 24** (Double-Blind Period)


Favors Placebo
Favors CNM-Au8
Combined Doses
(30mg + 60 mg)
63%, p= 0.0506
45%, p= 0.1049
CNM-Au8
30mg
74%, p= 0.0347
55%, p= 0.1043
-25
0
25
50
75
100
% Risk Reduction
(1 - Hazard Ratio, 95% CI as Profile Likelihood)
Within Regimen Only (ERO)
All Shared Placebo (FAS)

Prespecified covariate risk adjustments included: (i) time from symptom onset, (ii) pre-baseline ALSFRS-R slope, (iii) riluzole use, (iv) edaravone use.

For the within regimen (ERO) analysis, feeding tube placement was always the first initiating event for the composite.

Data on File, Clene Nanomedicine, Inc.

# Delayed Time to Clinical Event Summary

## CNM-Au8 30mg | Within Regimen Analysis (Primary Model)

HEALEY ALS Platform Trial

### CNM-Au8 30mg delayed time to clinical worsening at 6 months



CNM-Au8 30mg I Clinical Event Risk Reduction
Within Regimen Analysis (Efficacy Regimen Only)
Risk Adjusted Cox Proportional Hazard Model
Percent (%) Hazard Reduction to Week 24 (Double-Blind Period)
Favors Placebo
Favors CNM-Au8
Time to Death or PAV
Time to Death Alone
Time to Feeding Tube Placement
Time to Assisted Ventilation
Time to ALS Hospitalization
Time to Any Hospitalization
Time to Clinical Worsening (w/ any hosp.)
Time to Clinical Worsening (w/o hosp.)
98%, p= 0.0282
95%, p= 0.0534
74%, p= 0.0347
63%, p= 0.0580
84%, p= 0.1066
69%, p= 0.0652
62%, p= 0.0612
74%, p= 0.0347
-50
0
50
100
% Risk Reduction
(1 - Hazard Ratio, 95% CI as Profile Likelihood)

Supportive sensitivity analyses incorporating baseline neurofilament light chain (NfL) levels were similarly robust and resulted in increased effect sizes and smaller nominal p-values.

Prespecified covariate risk adjustments included: (i) time from symptom onset, (ii) pre-baseline ALSFRS-R slope, (iii) riluzole use, (iv) edaravone use.

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

# Plasma NfL Difference | CNM-Au8 vs. Placebo

## All RGC Participants


Plasma NfL
RGC Within Regimen Analyis | Quanterix 4NPA
All RCG (n=161); Difference of LS Means on Ln Scale (SE)
Difference of LS Means on Ln Scale (SE) = -0.10 (0.048); p= 0.040
LS Geometric Mean Ratio to Baseline
1.15
1.10
1.05
1.00
0.95
0.90
0
12
24
+7.9%
-2.3%
Weeks (Post-Randomization)
Placebo
CNM-Au8 (All)

MMRM log NfL by group; prespecified covariates included: (i) pre-treatment ALSFRS-R slope (delta-FS), (ii) months from symptom onset, (iii) use of riluzole, (iv) use of edaravone; (v) covariate by visit interaction, (vi) treatment by visit interaction

Data on File, Clene Nanomedicine, Inc.

# Consistent Plasma NfL Effects in Higher Risk Patients

## Sensitivity Analyses | In Definite and Probable ALS; Higher Baseline NfL Levels, and Fast Progressors (*Post Hoc*)

HEALEY ALS Platform Trial

### Definite & Probable ALS



Plasma NfL
In El Escorial Diagnosed Clinically Definite ALS & Probable ALS
RGC Within Regimen Analyis | Quanterix 4NPA
Post Hoc (n=76); Difference of LS Means on Ln Scale (SE)
Difference of LS Means on Ln Scale (SE) = -0.124 (0.054); p= 0.023
LS Geometric Mean Ratio to Baseline
1.15
1.10
1.05
1.00
0.95
0.90
0
12
24
+ 8.6%
- 4.1%
Weeks (Post-Randomization)
Placebo
CNM-Au8 (All)

### Baseline NfL ≥ Median



Plasma NfL
Baseline NfL ≥ Median
RGC Within Regimen Analyis | Quanterix 4NPA
Post Hoc (n=79); Difference of LS Means on Ln Scale (SE)
Difference of LS Means on Ln Scale (SE) = -0.150 (0.068); p= 0.031
LS Geometric Mean Ratio to Baseline
1.15
1.10
1.05
1.00
0.95
0.90
0.85
0
12
24
+ 8.7%
- 6.5%
Weeks (Post-Randomization)
Placebo
CNM-Au8 (All)

### Fast Progressors



Plasma NfL
Faster Progressors | delta-FS (Pre-treatment Slope) ≥ 0.45 pts/month
RGC Within Regimen Analyis | Quanterix 4NPA
Post Hoc (n=107); Difference of LS Means on Ln Scale (SE)
Difference of LS Means on Ln Scale (SE) = -0.144 (0.058); p= 0.014
LS Geometric Mean Ratio to Baseline
1.25
1.20
1.15
1.10
1.05
1.00
0.95
0.90
0
12
24
+13.8%
-1.4%
Weeks (Post-Randomization)
Placebo
CNM-Au8 (All)

MMRM log NfL by group; prespecified covariates included: (i) pre-treatment ALSFRS-R slope (delta-FS), (ii) months from symptom onset, (iii) use of riluzole, (iv) use of edaravone; (v) covariate by visit interaction, (vi) treatment by visit interaction

Data on File, Clene Nanomedicine, Inc.

# Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the "safe harbor" provisions created by those laws. Clene's forward-looking statements include, but are not limited to, statements regarding our or our management team's expectations, hopes, beliefs, intentions or strategies regarding our future operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "contemplate," "continue," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "will," "would," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements represent our views as of the date of this presentation and involve a number of judgments, risks and uncertainties. We anticipate that subsequent events and developments will cause our views to change. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include our substantial dependence on the successful commercialization of our drug candidates, if approved, in the future; our inability to maintain the listing of our common stock on Nasdaq; our significant net losses and net operating cash outflows; our ability to demonstrate the efficacy and safety of our drug candidates; the clinical results for our drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; our ability to achieve commercial success for our drug candidates, if approved; our ability to obtain and maintain protection of intellectual property for our technology and drugs; our reliance on third parties to conduct drug development, manufacturing and other services; our limited operating history and our ability to obtain additional funding for operations and to complete the licensing or development and commercialization of our drug candidates; the impact of the COVID-19 pandemic on our clinical development, commercial and other operations; changes in applicable laws or regulations; the effects of inflation; the effects of staffing and materials shortages; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to rely unduly upon these statements. All information in this presentation is as of the date of this presentation. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation.

# CNM-Au8 | ALS Clinical Worsening Summary

## Evidence for Decreased Clinical Worsening Events Across Two Phase 2 Studies

**Phase 2 RESCUE-ALS CNM-Au8 30mg**
**Decreased Time to Clinical Worsening**

**ALS Clinical Worsening**
ITT Population, All Randomized
Kaplan-Meier Estimate, Percent Event Free



RESCUEALS
100
80
60
40
20
0
Probability of Survival
0
12
24
36
Weeks
(Post-Randomization)
HR = 0.3034
p = 0.0125
CNM-Au8 30mg
Placebo
ALS Clinical Worsening defined as:
Death
Tracheostomy
Non-invasive ventilation
Gastrostomy tube

| At Risk (n) | 0 | 12 | 24 | 36 |
|---|---|---|---|---|
| CNM-Au8 | 23 | 23 | 23 | 20 |
| Placebo | 22 | 22 | 18 | 15 |

**Phase 2 HEALEY ALS Platform CNM-Au8 30mg**
**Decreased Time to Clinical Worsening**

**CNM-Au8 30mg I Reduction in Time to ALS Clinical Worsening**
First Instance of Death, Tracheostomy, Permanent Assisted Ventilaation, or Feeding Tube
Risk Adjusted Cox Proportional Hazard Model (Primary Covariate Model)
**% Hazard Reduction to Week 24** (Double-Blind Period)



HEALEY ALS
Platform Trial
Favors Placebo
Favors CNM-Au8
74%, p= 0.0347
55%, p= 0.1043
-25
0
25
50
75
100
% Risk Reduction
(1 - Hazard Ratio, 95% CI by Profile Likelihood)
Within Regimen Only (ERO)
All Shared Placebo (FAS)

ALS Clinical Worsening defined as:

- Death
- Tracheostomy
- Permanent Assisted Ventilation (PAV)
- Gastrostomy tube

Data on File, Clene Nanomedicine, Inc.

Clene Nanomedicine

# CNM-Au8 Has Demonstrated ALS Survival Benefit at 30 mg Dose in Two Phase 2 Studies

RESCUEALS

60% decreased risk of death through 120 weeks

HEALEY ALS Platform Trial

>90% risk reduction of death at 30mg at 24 weeks

**Long-Term Survival (All-Cause Mortality): Originally Randomized Active vs. Placebo**
Interim Analysis (14-July-2022), ITT Population, All Subjects from Randomization
(Long-term vital status including all study withdrawals)



Probability of Survival
100
90
80
70
60
50
40
30
20
10
0
Double-blind period
Active
Placebo
Hazard Ratio: 0.408
95% Wald CI: 0.177 to 0.944
Log-rank, p = 0.0429
0
24
48
72
96
120
Weeks (Post-Randomization)
At Risk (n)
CNM-Au8: 23 23 20 19 13 7
Placebo: 22 20 19 15 11 3

**CNM-Au8 30mg | Adjusted Cox Proportional Hazard Ratio**
**% Risk Reduction at Week 24**
(1 - Adjusted Hazard Ratio, 95% Confidence Interval)



Favors Placebo
Favors CNM-Au8 30mg
Death or Death Equivalent (PAV)
Death Alone
98% Decrease
(Events: 4 vs. 1)
p = 0.028
94% Decrease
(Events: 9 vs. 1)
p = 0.042
95% Decrease
(Events: 3 vs. 1)
p = 0.054
94% Decrease
(Events: 5 vs. 1)
p = 0.075
-25
0
25
50
75
100
% Risk Reduction (1 - Hazard Ratio)
Regimen Only (30mg)
Shared Placebo (30mg)

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

# HEALEY ALS Platform Safety Summary

- Occurrence of TEAEs were balanced between CNM-Au8 and placebo
- No SAEs were assessed as related to CNM-Au8

| Treatment Emergent Adverse Events (TEAEs) | All Shared Placebo (%) | Regimen Placebo (%) | CNM-Au8 30 mg (%) | CNM-Au8 60 mg (%) |
|---|---|---|---|---|
| Participants with Any TEAE | 90% | 93% | 92% | 93% |
| Participants with Related TEAEs | 39% | 34% | 29% | 43% |
| Participants with SAE | 9% | 17% | 10% | 16% |
| Participants with Related SAEs | 1% | 2% | 0% | 0% |
| Participants Withdrawn due to TEAE | 7% | 7% | 7% | 7% |

All Shared Placebo (n=164 placebo from Regimens A, B, C, D); Regimen placebo (n=41) includes only concurrent randomization within Regimen C (CNM-Au8)

# ALS Summary | CNM-Au8 Has Demonstrated Survival Benefit and Delayed Time to Clinical Worsening and Functional Decline



**Significant Opportunity**

- ALS remains a devastating and fatal disease within ~3 to 5 years of diagnosis—a significant unmet need



**CNM-Au8® Clinical Results**

RESCUEALS

HEALEY ALS Platform Trial

- Demonstrated significant ALS survival benefit at 30 mg dose in two phase 2 studies
- Preserved ALSFRS-R functional decline with long-term follow-up in RESCUE-ALS OLE:
  - 2.6 points slower decline at 48 weeks vs. placebo (p=0.159)
  - 6.0 points slower decline vs to OLE original placebo (p=0.0057)
- 74% lower risk of time to clinical worsening at 6 months in the Healey ALS Platform Trial (p = 0.035)



**Global Phase 3 ALS Trial**

- RESCUE-ALS and Healey ALS Platform Trial results support advancement to Phase 3 RESTORE-ALS with the 30 mg dose

# VISIONARY-MS STUDY Core Design Elements

Phase 2 Study: 48-Week Placebo-Control Treatment Period 2:1 Randomization (Active [15mg, 30 mg]: Placebo)



Screening
Day
D0
WEEK 6
WEEK 12
WEEK 18
WEEK 24
WEEK 30
WEEK 36
WEEK 42
WEEK 48
EOS

- Enrolled stable relapsing remitting MS participants with chronic optic neuropathy on background DMTs
- n=73 of 150 planned (~50%) study ended prematurely due to COVID-19 pandemic enrollment challenges
- Pre-specified statistical threshold set at p=0.10
- CNM-Au8 Open Label Extension (OLE) for original active and placebo continues for up-to-96 weeks

1° Change in Low Contrast Letter Acuity (LCLA)



O Z D V K
S V H C Z
V H C N O
N V D O K

2° Change in modified MS Functional Composite (mMSFC)



1 2 3 4 5 6 7 8 9
25 Feet
O Z D V K
S V H C Z

9HPT SDMT T25FWT LCLA

CLENE NANOMEDICINE

https://clinicaltrials.gov/ct2/show/NCT03536559, Data on File, Clene Nanomedicine, Inc.

# Baseline Demographics and Study Analysis

VISIONARY-MS STUDY

- All participants diagnosed with stable relapsing remitting MS with chronic optic neuropathy
- 92% treated with background DMTs (inc 53% monoclonal antibodies, 32% oral)
- Modified ITT (mITT) Analysis Population

| Baseline Value mean (sd) | Age (yrs) | Sex n, (%) Female | Race n, (%) White | Weight (kg) | EDSS Score | Years from Dx | Months Since Relapse |
|---|---|---|---|---|---|---|---|
| CNM-Au8 15 mg (n=24) | 38.4 (10.2) | 15 (63%) | 23 (96%) | 78.0 (17.1) | 1.83 (1.3) | 6.5 (5.0) | 53 (57) |
| CNM-Au8 30 mg (n=25) | 39.6 (7.6) | 16 (64%) | 24 (96%) | 78.6 (17.3) | 1.50 (1.1) | 3.4 (3.3) | 37 (35) |
| Placebo (n=24) | 38.1 (8.3) | 20 (83%) | 22 (92%) | 83.0 (23.3) | 1.85 (1.4) | 6.6 (3.7) | 57 (38) |
| All Participants (n=73) | 38.7 (8.6) | 51 (70%) | 69 (95%) | 79.9 (19.3) | 1.75 (1.5) | 5.5 (4.3) | 49 (45) |

Data on File, Clene Nanomedicine, Inc.

# CNM-Au8 Demonstrated Vision and Global Neurological Improvement in Stable MS patients on DMTs

VISIONARY-MS STUDY

## Significantly Improved Vision

Change in Low Contrast Letter Acuity (LCLA)



LCLA Change in the Affected Eye
mITT, LS Mean ± SEM
Week 48 LS-Mean Difference = 3.13
95% CI = -0.08 to 6.33
p = 0.056
LS-Mean Change from Baseline
(Correct LCLA Letters)
Weeks
(Post-Randomization)
CNM-Au8
Placebo

## Global Neurological Improvement

Change in modified MS Functional Composite (mMSFC)



LCLA affected/fellow, 9HPT dominant/non-dominant, SDMT, T25FW
(mITT Population, LS Mean ± SEM)
Week 48 LS-Mean Difference = 0.28
95% CI = 0.05 to 0.51
p = 0.0197
LS-Mean Change from Baseline
(6-Domain Mean Z-Score)
Weeks
(Post-Randomization)
CNM-Au8
Placebo

Global neurological clinical improvement was driven by cognition, manual dexterity, and low contrast letter acuity

Data on File, Clene Nanomedicine, Inc.

CLENE NANOMEDICINE

# VISIONARY-MS Measures of Axonal Integrity

VISIONARY-MS STUDY

## Visual Evoked Potentials (VEP)

Multi-focal Amplitude and Latency Changes



Retina
Optic Nerve (ON) Lesion
Optic Nerve
Optic Chiasm
Optic Tract
Visual Area of the Thalamus
Optic Radiation (OR) Lesion
Visual Cortex

**What Happens in the Visual System Happens Throughout the MS Brain**

## Advanced MRI Techniques

Diffusion Tensor Imaging (DTI) changes

Fractional Anisotropy



CSF
GM
WM

Brain Diffusivity



Balcer et la. Mult Scler. 2017 Apr;23(5):734-747.

CLENE NANOMEDICINE

# CNM-Au8 Improved Information Signal in the Visual Pathway

Increased Amplitude (Signal Strength)

From the Eye to the Brain's Visual Cortex


mf-VEP Mean Amplitude Percent (%) Change
ITT Population, LS Mean ± SEM, Segments Nested by Participant
VEP Affected Eye
Wk 48 LS-Mean Difference = 6.1
95% CI = -0.6 to 12.7
p = 0.0730
VEP Fellow Eye
Wk 48 LS-Mean Difference = 9.7
95% CI = 3.1 to 16.3
p = 0.0047
LS-Mean Change from Baseline (% Change)
15
10
5
0
-5
-10
0
12
24
36
48
CNM-Au8 Both Eyes
Placebo Both Eyes
CNM-Au8 Affected Eye
Placebo Affected Eye
CNM-Au8 Fellow Eye
Placebo Fellow Eye
Week 48 VEP Both Eyes
LS-Mean Difference = 7.9
95% CI = 1.4 to 14.4
p = 0.0184
Weeks
(Post-Randomization)
VEP Affected Eye Defined as Longest Latency at Baseline

Increased VEP amplitude is associated with improved axonal integrity; provides evidence that previously impaired neurons can contribute to information signaling after treatment

# CNM-Au8 Preserved White Matter Integrity Throughout the Brain

VISIONARY-MS STUDY

## Preserved Whole Brain White Matter Integrity



Diffuion Tensor Imaging | Fractional Anisotropy (FA) Change
Whole Brain (Cerebrum)
ITT Population, LS Mean ± SEM
Week 48 LS Mean Difference = 0.0029
95% CI = 0.0048 to 0.0054
p = 0.0199
Change from Baseline (Least Square Mean)
0.003
0.002
0.001
0.000
-0.001
-0.002
-0.003
-0.004
-0.005
0
12
24
36
48
Worsening
Active
Placebo
Weeks (Post-Randomization)

## Consistent Effect Across All Brain Regions



Diffusion Tensor Imaging | Fractional Anisotropy (FA)
Week 48 Change from Baseline
ITT Population, LS Mean Difference ± SEM
Favors Placebo
Favors CNM-Au8
FA_Cerebrum
FA_Cerebral White Matter
FA_Cerebral NAWM
FA_Optic Radiation
FA_Optic Radiation NAWM
-0.001
0.000
0.001
0.002
0.003
0.004
0.005
Change from Baseline

**Preservation of white matter integrity associated with decreased cognitive and functional decline in MS patients**

Data on File, Clene Nanomedicine, Inc.

# Building the Clinical Case for Neuroprotection & Remyelination

RepairPD
RepairMS



RESCUEALS



HEALEY ALS Platform Trial



VISIONARY-MS STUDY



Established brain target engagement in early PD and stable relapsing MS patients

CNM-Au8 demonstrated statistically significant survival benefit of 60% decreased risk of death through 120 wks

CNM-Au8 demonstrated a >90% reduction in risk of death or permanently assisted ventilation for the 30 mg dose at 24 weeks

CNM-Au8 demonstrated global neurological improvement in stable relapsing MS **as an adjunct** to immunomodulatory DMTs



Growing Body of Clinical Evidence Across ALS and MS Supports CNM-Au8 Therapeutic Potential to Treat Neurodegenerative Diseases



Proprietary Nanotherapeutic Manufacturing
Strong IP: 150+ granted patents PLUS Trade Secrets

Clene NANOMEDICINE

# Summary | Consistent Paraclinical Evidence of Neuroprotective Effects Favoring CNM-Au8 Treatment

| Paraclinical Endpoint | Paraclinical Measure LS Mean Change – Week 48 | Significance | Key Findings | Implications |
|---|---|---|---|---|
| Diffusion Tensor Imaging (DTI) measure of Fractional Anisotropy (FA) | FA within the whole brain (Cerebrum) | p = 0.0199 | Improvements of axonal integrity and neuronal structure across the brain | Neuroprotection and preservation of white matter integrity associated with decreased cognitive and functional decline |
| | FA within total Cerebral White Matter | p = 0.0805 | | |
| | FA within total Cerebral Normal Appearing White Matter | p = 0.0823 | | |
| Multi-focal Visual Evoked Potential (mf-VEP) | Amplitude percent change across both eyes | p = 0.0184 | Improved information signal along the visual pathway | Neuronal preservation and improved information signal from previously impaired neurons |
| | Amplitude percent change in the most affected eye at baseline | p = 0.0730 | | |
| | Amplitude percent change in the least affected eye at baseline | p = 0.0047 | | |

Critical unmet need in MS for treatments that protect neuronal function independently of immunomodulation to decrease disease progression

Data on File, Clene Nanomedicine, Inc.

# VISIONARY-MS Safety Summary

VISIONARY-MS STUDY

CNM-Au8 treatment was safe and well-tolerated

- Treatment emergent adverse events (TEAEs) were transient and predominantly mild-to-moderate
- No dose limiting adverse events; no related serious adverse events

| Treatment Emergent Adverse Events (TEAEs) | Placebo number (%) | CNM-Au8 15 mg number (%) | CNM-Au8 30 mg number (%) |
|---|---|---|---|
| Subjects with any TEAE | 22 (92%) | 21 (88%) | 25 (100%) |
| Subjects with SAE | 2 (8%) | 1 (4%) | 2 (8%) |
| **Subjects with Related TEAEs** | 2 (8%) | 2 (8%) | 5 (20%) |
| **Subjects Discontinued due to TEAE** | 1 (4%) | -- | 1 (4%) |

**Placebo** SAEs: (1) Lentigo maligna melanoma, (2) pregnancy; CNM-Au8 15mg SAEs: (1) Pneumonia, bacteremia (staph aureus), endocarditis; CNM-Au8 30mg SAEs: (1) Ketamine infusion for pain and paracetamol overdose; (2) deep vein thrombosis (6-months post-discontinuation)

Data on File, Clene Nanomedicine, Inc.

CLENE NANOMEDICINE

# CNM-Au8 is Consistently Favored for Treatment of MS Progression Independent of an Immunomodulatory Effect

**Significant Opportunity**

- MS patients continue to progress with increasing cognitive and functional deficits accumulating even while receiving disease-modifying therapies—a significant unmet medical need

**CNM-Au8® Clinical Results**

- Significant improvements in clinical outcomes, brain structure, and visual system on top of immunomodulatory standard of care therapy
- Paraclinical MRI and VEP improvements support clinical benefits, consistently favoring CNM-Au8

**Global Phase 3 MS Trial**

- Phase 2 VISIONARY-MS safety and efficacy results support advancement to Phase 3

# Over 450 Years of Subject Exposure Without Identified Safety Signals Across ALS, MS, and PD

## Clean Toxicology Findings

**All Animal Toxicology Studies Resulted in No-Adverse Effect Level (NOAEL) Findings**

- Multiple species up to 9-months treatment
- Up to maximum feasible dosing without any toxicology findings related to CNM-Au8

## Well Tolerated Adverse Event (AE) Profile

**Assessed as Predominantly Mild-to-Moderate Severity and Transient**

- No SAEs related to CNM-Au8 considered severe, life-threatening, or resulting in death
- AEs transient and predominantly mild-to-moderate severity

## Patient Exposure Across ALS, MS & PD

**Over 450 Years of Subject Exposure Without Identified Safety Signals**

- Long-term dosing experience up to 175 weeks

Data on File, Clene Nanomedicine, Inc. MS: Multiple Sclerosis, ALS: Amyotrophic lateral sclerosis, and PD: Parkinson's Disease.

# Growing Body of Evidence for CNM-Au8®

CNM-Au8

| Disease | 2021 / 2022 / 2023 | Key Findings |
|---|---|---|
| Amyotrophic Lateral Sclerosis (ALS) | RESCUEALS Phase 2 — Open Label Extension | Demonstrated survival benefit, preserved function, and slowed clinical worsening in the OLE |
| | HEALEY ALS Platform Trial — OLE + EAP | Demonstrated survival benefit at 6 months |
| Parkinsons Disease (PD) | RepairPD — Phase 2 target engagement | Established brain target engagement & safety |
| Multiple Sclerosis (MS) | VisionaryMS Phase 2 — Open Label Extension | Demonstrated global neurological improvement in MS patients on adjunctive DMT standard of care |
| | RepairMS Stable Relapsing — Phase 2 target engagement | Established brain target engagement & safety |
| | RepairMS Non-active, Progressive — Phase 2 target engagement | Ongoing to establish target engagement & safety |

Data on File, Clene Nanomedicine, Inc.

# Clene | Anticipated Catalysts Over the Next Year



MID-2023
2024
MID-2024
HEALEY ALS Double-Blind & OLE
Biomarkers up-to-18 months:
• NfL
• UCHL-1
• UrinaryP75
• Serum Creatinine
Long Term Survival Data
ALS FDA NDA Request-to-file meeting
RESCUE-ALS OLE
Survival & Clinical data up-to-3yrs
HEALEY ALS OLE
Clinical Data up-to-18 months
(ALSFRS, Clinical Worsening)
MS FDA EOP2 and EMA Scientific Advice
VISIONARY-MS
Clinical data up-to-3-yrs
Potential NDA ALS accelerated review submission*
Initiate Global ALS Phase 3 Trial
Potential accelerated review FDA ALS Ad Comm*
Initiate Global MS Phase 3 Trial
Amyotrophic Lateral Sclerosis (ALS)
Multiple Sclerosis (MS)
Regulatory

* pending FDA end of phase 2 (EOP2) and Request-to-File meeting outcomes.

# Evidence Supports CNM-Au8 Therapeutic Potential to Treat Neurodegenerative Diseases

**CNM-Au8®**

a gold nanocrystal suspension, in development as the first cellular energetic catalyst to remyelinate[1] & protect neurological function





RESCUEALS

60% decreased risk of death in ALS through 120 weeks

HEALEY ALS Platform Trial

>90% decreased risk of death with 30 mg in ALS

VISIONARY-MS STUDY

Demonstrated global neurological improvement in MS patients on adjunctive DMT standard of care





**>450**

patient years of CNM-Au8 clinical exposure

**Strong IP:**

**150+**

patents on nanotherapeutic platform





As of March 31, 2023, cash and equivalents on hand (unaudited):

**$18.4M**

Data on File, Clene Nanomedicine, Inc. [1]Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936.[2]https://clinicaltrials.gov/ct2/show/NCT04414345.

Clene Inc.

**HQ & Clinical Development**
6550 South Millrock Drive, Suite G50
Salt Lake City, UT 84121

**R&D and Manufacturing**
500 Principio Parkway, Suite 400
North East, MD 21901

Version: 15-June-2023

# Neurodegenerative Diseases Share A Common Mechanism: A Decline In The Brain's Ability To Produce Energy

## Brain Energy Potential Declines With Normal Aging



NAD Redox Potential (mV)
-290
-295
-300
-305
-310
0
20
40
60
80
Age (year)

~0.5% NAD⁺/NADH unit decline per decade

**(~0.13 mV units per year by $^{31}$P-MRS Imaging)**

Closed squares = averaged data by age group: 21–26 yrs, 33–36 yrs, and 59–68 yrs old;
Open squares = individual subject values

## Specific Neuronal Populations Are Vulnerable to Energetic Failure



PARKINSON'S DISEASE
Dopaminergic Neurons
MULTIPLE SCLEROSIS
Axonal Degeneration
FRONTOTEMPORAL DEMENTIA
Spindle Neurons
HUNTINGTON'S DISEASE
Medium Spiny Neurons
AMYOTROPHIC LATERAL SCLEROSIS
Motor Neurons

**Energetic impairments in the CNS both pre-dispose and drive progression in neurodegenerative diseases**

Fu, H., et al; Nature Neuroscience (2018) 21: 1350-1358. Zhu et al. Proc Natl Acad Sci USA 2015 Mar 3;112(9):2876-81. Rone et al. J Neurosci. 2016 Apr 27;36[17]:4698-707.

# CNM-Au8® | Pioneering A New Drug Class To Improve Cellular Energy Production And Utilization

**CNM-Au8 Nanocrystals**

**Clean Surfaced, Highly Faceted Shapes**



CNM-Au8 Nanocrystal Suspension

**Mechanistic Effects**

- ↑ Increased NAD
- ↑ Increased ATP
- ↓ Decreased reactive oxygen species
- ↑ Increased proteostasis

=

**Improved Energy Production and Utilization**



By targeting energy metabolism, CNM-Au8 may protect neuronal health

Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. Data on File, Clene Nanomedicine, Inc.

# Significant Global Opportunity for Treatment in Combination with Standard of Care

## Motor Neuron Disease (ALS, Other Orphan Disorders)

ALS PATIENTS IN US & EU ~40K[1]

$1B GLOBAL SALES BY 2029[1]

Current drugs are largely ineffective, mostly generic.

2-5 YEARS[2] LIFE EXPECTANCY

100% FATAL

## Multiple Sclerosis (MS)

MS PATIENTS GLOBALLY 2.2M

$23B MARKET[3]

Existing treatments only target immunomodulation

EMERGING EVIDENCE THAT EARLY MS IS NEURODEGENERATIVE

## Parkinson's Disease (PD)

2ND MOST COMMON DISORDER

$6B PROJECTED BY 2026[4]

No disease-modifying treatments available, only symptom-targeted options

30% OF DOPAMINERGIC NEURONS ARE LOST AT DIAGNOSIS[5]

Urgent unmet need to develop neuroprotective treatment to support cells' energetic efficiency and resilience

[1] Clarivate, DRG, ALS 2020 2. https://pubmed.ncbi.nlm.nih.gov/17974351/ 3. Westad et al. 2017, doi:10.1038/nrd.2017.107;. 4. Parkinson's Market Data Forecast, April 2021.. 5. Cheng HC, Ulane CM, Burke RE. Clinical progression in Parkinson disease and the neurobiology of axons. Ann Neurol 2010;67:715-725..

# Two REPAIR Trials Demonstrated Target Brain Engagement and Improved Energy Metabolism in Early Parkinson's and Stable Relapsing MS

**Study Objective:** to demonstrate target engagement for CNM-Au8 on CNS biomarkers related to energetic effects in the brain using Magnetic Resonance Spectroscopy ($^{31}$P-MRS)

RepairPD
Early Parkinson's Disease

RepairMS
Stable Relapsing MS

RepairMS
Non-Active Progressive MS
(Ongoing)

Results demonstrated a potentially meaningful 10% improvement in NAD+/NADH ratio, an essential molecule for energy production[1]

1° Endpoint (integrated PD & MS)[2]

**$^{31}$P-MRS Change in Brain NAD$^+$/NADH Ratio at End of Treatment**
Partial Volume Coil; Ratio of NAD$^+$/NADH (% Fraction of NAD$^+$/ % Fraction NADH)
**Primary Endpoint,** Mean ± SEM (Paired t-test)



Mean change = 0.5891 (10.4%)
p = 0.0371
NAD⁺/NADH Ratio
8
6
4
2
Baseline NAD⁺/NADH Ratio
Wk12+ (End of Tx) NAD⁺/NADH Ratio
n = 24
n = 24

Exploratory
(ATP Normalization)

**REPAIR Integrated Analysis**
**$^{31}$P-MRS Change in β-ATP at End of Treatment**
Full Volume Coil $^{31}$P Signal Area (Integral)
Exploratory Endpoint, Percent (%) Change vs. Baseline Value



Wk12+ (End of Treatment) % Change from Baseline
50
25
0
-25
-50
0.5
0.7
1.1
Baseline Peak Area (Concentration)
Regression (All)
REPAIR-PD, n=13
REPAIR-MS, n=11
r² = 0.711
p = <0.0001

[1] Zhu et al. Proc Natl Acad Sci USA 2015 Mar 3;112(9):2876-81.. 2. Glanzman et al Improvement of Brain Energy Metabolism in Relapsing Multiple Sclerosis Patients - Results from Phase 2 REPAIR-MS Clinical Trial With CNM-Au8, ACTRIMS February 2022

CLENE NANOMEDICINE

RESCUEALS

# Encouraging Efficacy Signals in Phase 2 Trial

**Study Objective:**

Detect preservation of motor neuron function in people with early ALS as measured by MUNIX

**Study Design:**

36-week blinded treatment with ongoing long-term open-label follow-up



Bulbar Onset ALS (Brainstem)
Primary Endpoint: Spinal Cord Lower Motor Neuron Motor Unit Index (MUNIX) Sum
Biceps brachii
+
Abductor Pollicis Brevis
+
Abductor Digiti Minimi
+
Tibialis Anterior
Limb Onset ALS (Spinal Cord)

## 1° & 2° Endpoints



Rescue-ALS Primary & Secondary Endpoints
(Wk 36 LS Mean Change ± 95% CI)
MUNIX Sum (% Change) ITT Population, Primary EP
MUNIX Sum (% Change) Limb Onset Subset
FVC (% predicted) ITT Population, Secondary EP
-20
0
20
40
Wk 36 Change vs. Placebo
Favors Placebo
Favors Active

Results favor CNM-Au8 treatment

Vucic et al. RESCUE-ALS Trial Results: A Phase 2, Randomized, Double-Blind, Placebo-Controlled Study of CNM-Au8 to Slow Disease Progression in Amyotrophic Lateral Sclerosis; Presented at International Symposium on ALS/MND; 7-10 December 2021.

CLENE NANOMEDICINE

# CNM-Au8 Improved Patient Function, QOL, and Slowed Time to ALS Clinical Worsening

Phase 2 Study: 36-Week Placebo-Control Treatment Period 1:1 Randomization (Active 30 mg: Placebo); N=45 enrolled with early ALS

Proportion with <6 point decline


ALSFRS-R 6-point Decline Responder
(Proportion free from ≥ 6 point decline)
RESCUE-ALS Exploratory Endpoint
ITT Population
Proportion (%) with < 6 point ALSFRS-R Decline
100
80
60
40
20
0
p = 0.0350
12
24
36
Weeks
(Post-Randomization)
CNM-Au8 30mg (n=23)
Placebo (n=22)

ALS Specific QOL


ALS Specific Quality of Life-Short Form Total Score
RESCUE-ALS Exploratory Endpoint
ITT Population, All Randomized)
LS Mean Difference (95% CI)
ALS Specific Quality of Life-Short Form
Total Score Change (LS Mean)
0.5
0.0
-0.5
-1.0
-1.5
Week-12
LS Mean
Week-24
LS Mean
Week-36
LS Mean
CNM-Au8 30mg (n=23)
Placebo (n=22)
0.9 (0.2, 1.6)
p = 0.0177
12
24
36
Weeks
(Post-Randomization)

ALS Clinical Worsening


ALS Disease Progression
RESCUE-ALS Exploratory Endpoint
ITT Population, All Randomized
Kaplan-Meier Estimate, Percent Event Free
Probability of Event Free Status
100
75
50
25
0
p = 0.0125
ALS clinical worsening defined as:
Death, or
Tracheostomy, or
Non-invasive ventilation, or
Gastrostomy tube
0
12
24
36
Active, n = 23
Placebo, n = 22
Weeks
(Post-Randomization)
CNM-Au8 30mg
Placebo

Vucic et al. RESCUE-ALS Trial Results: A Phase 2, Randomized, Double-Blind, Placebo-Controlled Study of CNM-Au8 to Slow Disease Progression in Amyotrophic Lateral Sclerosis; Presented at International Symposium on ALS/MND; 7-10 December 2021